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                                                                       EXHIBIT 1

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                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Global-Tech Appliances Inc., a British Virgin Islands corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     (a) Subject to a waiver request pending with the Securities and Exchange Commission regarding the financial statements of the Jiangmen Lite Array (USA) Electronics Co., Ltd. joint venture, the Annual Report on Form 20-F for the fiscal year ended March 31, 2002 (the "Form 20-F") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2002                          /s/ John C.K. Sham
                                                 ------------------------------
                                                 John C.K. Sham
                                                 Chief Executive Officer

     The foregoing Certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document.

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